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                                                                    Exhibit 10.4

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                                     BETWEEN
                              WILLIAM L. ROBERTSON
                                       AND
                               ROY F. WESTON, INC.


This Amendment to Employment Agreement is made this 19th day of May, 1998, between William L. Robertson ("Executive") and Roy F. Weston, Inc. ("Company").

WHEREAS, Executive and Company entered into an Employment Agreement (the "Agreement") as of July 14, 1997; and

WHEREAS, Executive and Company wish to amend the agreement as set forth in this Amendment;

NOW, THEREFORE, for good and sufficient consideration, receipt of which is acknowledged, and intending to be legally bound by this Amendment, Executive and Company agree as follows:

1. Section 4.1(b), captioned "Change in Control", and Section 4.1 (c) (ii) are deleted from the Agreement.

2. Executive has been appointed Chairman of the Company. Executive agrees that
Section 4.1(c) (i) of the Agreement shall not apply to any change in his position as Chairman or to the change in his title from "President and Chief Executive Officer" to "Chairman and Chief Executive Officer". The words "President and" shall be deleted from the last line of Section 4.1(c) (i).



WHEREFORE, the parties have executed this Amendment as of May 19, 1998.



s/William L. Robertson
------------------------
WILLIAM L. ROBERTSON


ROY F. WESTON, INC.                                  Attest:

By:/s/Katherine W. Swoyer                              /s/Arnold P. Borish
   ---------------------------                          ----------------------
      Katherine W. Swoyer                                 Secretary
      Vice-Chairman